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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements on Form S-3 (Nos. 33 - 53113, 33-12340, 33-13373 and 33-17536); Form S-8 (Nos. 2-75423,
2-83877, 33-14382, 33-29351, and 33-32839); and Form S-16 (Nos. 2-76538 and
2-76656) of Rohr, Inc., of our reports dated September 12, 1994, appearing and incorporated by reference in this Annual Report on Form 10-K of Rohr, Inc., for the year ended July 31, 1994.

                                        Deloitte & Touche L L P

San Diego, California
September 26, 1994